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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)          August 20, 1998
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                           SouthFirst Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                   1-13640               63-1121255
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


126 North Norton Avenue, Sylacauga, Alabama                             35150
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code          (205) 245-4365
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 20, 1998, SouthFirst Bancshares, Inc. (the "Company") dismissed its independent auditors, KPMG Peat Marwick LLP ("KPMG"), and on the same date engaged the firm of Jones & Kirkpatrick, P.C. ("Jones & Kirkpatrick") as its independent auditors for the fiscal year ending September 30, 1998. Each of these actions was approved by the audit committee of the Board of Directors of the Company.

         The report of KPMG on the financial statements of the Company for the fiscal years ended September 30, 1997 and 1996 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. In connection with the audit of the fiscal years ended September 30, 1997 and 1996 and for the unaudited interim period through August 20, 1998, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal years ended September 30, 1997 and 1996, and for the unaudited interim period through August 20, 1998, neither the Company nor any of its representatives sought the advice of Jones & Kirkpatrick regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

         In connection with the audit of the fiscal years ended September 30, 1997 and 1996 and the unaudited interim period through August 20, 1998, KPMG did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) that there existed a need to expand significantly the scope of its audit, or that information had come to KPMG's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or (b) cause KPMG to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to KPMG's dismissal did not so expand the scope of its audit or conduct such further investigation; or (iv) that information had come to KPMG's attention that it concluded materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements, and due to KPMG's dismissal, the issue has not been resolved to KPMG's satisfaction prior to its dismissal.

         The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG's letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:


Exhibit 16.1 - Letter Regarding Change in Certifying Accountant.



















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SouthFirst Bancshares, Inc.



                                            By: /s/ Donald C. Stroup
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                                                Donald C. Stroup, President and
                                                Chief Executive Officer

Dated:   August 20, 1998




















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                                  EXHIBIT INDEX


Exhibit
Number                     Description of Exhibit
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
16.1              Letter Regarding Change in Certifying Accountant.